Exhibit 4.1

EXECUTION COPY

DYNEGY HOLDINGS INC.

THIRD SUPPLEMENTAL INDENTURE

Dated as of May 24, 2007

to the

INDENTURE

Originally dated as of September 26, 1996,

as amended and restated

on March 23, 1998

and March 14, 2001

between

DYNEGY HOLDINGS INC.

and

WILMINGTON TRUST COMPANY

(as successor to

JPMorgan Chase Bank, N.A.,

successor to Bank One Trust Company,

National Association),

as Trustee

i

ii

THIRD SUPPLEMENTAL INDENTURE, dated as of May 24, 2007 (this “Third Supplemental Indenture”), to the indenture dated September 26, 1996, as amended and restated as of March 23, 1998, as amended and restated as of March 14, 2001 (the “Amended and Restated Indenture”) as supplemented by a first supplemental indenture dated as of July 25, 2003 (the “First Supplemental Indenture”), as supplemented by a second supplemental indenture dated as of April 12, 2006 (the “Second Supplemental Indenture” and, together with the Amended and Restated Indenture and the First Supplemental Indenture, the “Original Indenture”) between Dynegy Holdings Inc., a Delaware corporation (the “Company”), and Wilmington Trust Company (as successor to JP Morgan Chase Bank, N.A., successor to Bank One Trust Company, National Association, the “Trustee”).

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of Securities (as defined in the Original Indenture) of the Company, to be issued in one or more series;

WHEREAS, Sections 3.01 and 9.01(2) and (7) of the Original Indenture provide that the Company and the Trustee may, without the consent of any Holders (as defined in the Original Indenture) of Securities or coupons, enter into indentures supplemental to the Original Indenture for the purpose of establishing the designation, form, terms and conditions of Securities of any series permitted by Sections 3.01 and 9.01(2) and (7) of the Original Indenture and adding to the covenants of the Company for the benefit of such series;

WHEREAS, the Company (i) desires the issuance of a series of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this Third Supplemental Indenture for the purpose of establishing the designation, form, terms and conditions of the Securities of such series and adding to the covenants of the Company for the benefit of such series;

WHEREAS, the Company has duly authorized the creation of the 7.5% Initial Securities, 7.5% Exchange Securities, and 7.5% Private Exchange Securities (each as defined below) of the tenor and amount hereinafter set forth; and

NOW, THEREFORE, for and in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

(b) The rules of interpretation set forth in the Original Indenture shall be applied hereto as if set forth in full herein.

(c) For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

“7.5% Additional Securities” means, subject to Section 2.04 of this Third Supplemental Indenture, if and when issued, 7.5% Senior Unsecured Notes Due 2015 issued from time to time after May 24, 2007 under the terms of the Indenture (other than 7.5% Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 7.5% Securities pursuant to Sections 304, 906 or 1107 (or similar provisions) of the Indenture and other than 7.5% Exchange Securities or 7.5% Private Exchange Securities issued in exchange for 7.5% Original Initial Securities).

“7.5% Exchange Securities” means (i) the 7.5% Senior Unsecured Notes Due 2015 issued pursuant to the Indenture (as defined below) in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement (as defined below) and (ii) 7.5% Additional Securities, if any, issued pursuant to a registration statement filed under the Securities Act.

“7.5% Initial Securities” means (i) the 7.5% Original Initial Securities and (ii) 7.5% Additional Securities, if any, issued in a transaction exempt from the registration requirements of the Securities Act.

“7.5% Original Initial Securities” means the $550.0 million aggregate principal amount of 7.5% Senior Unsecured Notes Due 2015 issued on May 24, 2007.

“7.5% Private Exchange Securities” means any 7.5% Securities issued in connection with a Private Exchange.

“7.5% Securities” means the 7.5% Initial Securities, the 7.5% Exchange Securities, and the 7.5% Private Exchange Securities, treated as a single class.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository for such a Temporary Regulation S Global Security, to the extent applicable to such transaction and as in effect from time to time.

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

“Definitive Security” means a 7.5% Initial Security or 7.5% Exchange Security or 7.5% Private Exchange Security issued in the form of a certificated Registered Security, bearing, if required, the appropriate restricted securities legend set forth in Section 4.05 of this Third Supplemental Indenture.

“Distribution Compliance Period”, with respect to any 7.5% Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such 7.5% Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the issue date with respect to such 7.5% Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indenture” means the Original Indenture as supplemented by this Third Supplemental Indenture.

“Initial Purchasers” (i) with respect to the 7.5% Original Initial Securities, has the meaning set forth in the applicable Purchase Agreement and (ii) with respect to any other 7.5% Initial Securities, the Persons purchasing or underwriting such 7.5% Initial Securities under the related Purchase Agreement.

“Participant” means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear or Clearstream) as indirect participants.

“Private Exchange” means the offer by the Company, pursuant to a Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the 7.5% Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of 7.5% Private Exchange Securities.

“Purchase Agreement” means (i) with respect to the 7.5% Original Initial Securities, the Purchase Agreement, dated as of May 17, 2007, between the Company and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as Representatives of the Initial Purchasers, and (ii) with respect to each issuance of 7.5% Additional Securities, the purchase agreement or underwriting agreement among the Company and the Persons purchasing or underwriting such 7.5% Additional Securities.

“QIB” means any “qualified institutional buyer” as defined in Rule 144A.

“Registered Exchange Offer” means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of 7.5% Initial Securities, to issue and deliver to such Holders, in exchange for the 7.5% Initial Securities, a like aggregate principal amount of 7.5% Exchange Securities registered under the Securities Act.

“Registration Rights Agreement” means (i) with respect to the 7.5% Original Initial Securities, the Registration Rights Agreement, dated as of May 24, 2007, between the Company and the Initial Purchasers, and (ii) with respect to each issuance of 7.5% Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company and the Persons purchasing such 7.5% Additional Securities under the related Purchase Agreement, in each case as such agreement may be amended, modified or supplemented from time to time.

“Rule 144” means Rule 144 under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto and shall initially be the Trustee.

“Shelf Registration Statement” means the registration statement filed under the Securities Act by the Company in connection with the offer and sale of 7.5% Initial Securities or 7.5% Private Exchange Securities pursuant to a Registration Rights Agreement.

“Transfer Restricted Securities” means 7.5% Securities that bear or are required to bear the legend relating to restrictions on transfer relating to the Securities Act set forth in Section 4.05 of this Third Supplemental Indenture.

Other Definitions

Term	Defined in Section
“Agent Members”	2.11(b)
“DTC”	2.10
“Global Securities”	2.11(a)
“Interest Payment Date”	2.05
“Permanent Regulation S Global Security”	2.11(a)
“Regular Record Date”	2.05
“Regulation S”	2.11(a)
“Regulation S Global Security”	2.11(a)
“Rule 144A”	2.11(a)
“Rule 144A Global Security”	2.11(a)
“Temporary Regulation S Global Security”	2.11(a)

ARTICLE II

Designation and Terms of the Securities

SECTION 2.01. Title and Aggregate Principal Amount. There is hereby created one series of securities designated as “7.5% Senior Unsecured Notes Due 2015”.

SECTION 2.02. Execution and Authentication. (a) The 7.5% Initial Securities may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 3.03 of the Original Indenture. An aggregate of $550.0 million of 7.5% Securities shall initially be issued and authenticated in the form of Book Entry Securities (as more fully set forth in Section 2.11 of this Third Supplemental Indenture) as the 7.5% Original Initial Securities.

(b) At any time and from time to time after the issuance of the 7.5% Original Initial Securities, the Trustee shall authenticate and deliver (i) any 7.5% Additional Securities for original issue in an aggregate principal amount determined at the time of issuance and specified in a Company Order; and (ii) 7.5% Exchange Securities or 7.5% Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to a Registration Rights Agreement, for a like principal amount of 7.5% Initial Securities, in each case upon a Company Order. Such Company Order shall specify the amount of the 7.5% Securities to be authenticated, the date on which the original issue of such 7.5% Securities is to be authenticated and whether the 7.5% Securities are to be 7.5% Additional Securities, 7.5% Exchange Securities or 7.5% Private Exchange Securities.

SECTION 2.03. Other Terms and Form of the 7.5% Securities. The 7.5% Securities shall have and be subject to such other terms as provided in the Original Indenture and this Third Supplemental Indenture. The 7.5% Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Third Supplemental Indenture.

SECTION 2.04. Further Issues. (a) The aggregate principal amount of 7.5% Securities that may be issued is unlimited. The Company may, and shall be entitled to, from time to time, without notice to or the consent of the Holders of the 7.5% Securities, increase the principal amount of the 7.5% Securities and issue such increased principal amount (or any portion thereof) as 7.5% Additional Securities under the Indenture, in which case any 7.5% Additional Securities so issued will have the same form and terms (other than the date of issuance, issue price, and, under certain circumstances, the date from which interest thereon will begin to accrue, first interest payment date and legends, if any, thereon) as the 7.5% Securities previously issued.

(b) With respect to any 7.5% Additional Securities, there shall be (a) established in or pursuant to a Board Resolution and (b) (i) set forth or determined in the manner provided in an Officers’ Certificate or (ii) established in one or more indentures supplemental to the Indenture, prior to the issuance of such 7.5% Additional Securities:

(1) the aggregate principal amount of such 7.5% Additional Securities to be authenticated and delivered pursuant to the Indenture;

(2) the issue price and the issue date of such 7.5% Additional Securities, including the date from which interest shall accrue and the first interest payment date therefor;

(3) if applicable, that such 7.5% Additional Securities shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective depositaries for such Global Securities, the form of any legend or legends which shall be borne by such Global Securities in addition to or in lieu of those set forth in Exhibit A hereto and any circumstances in addition to or in lieu of those set forth in Exhibit A in which any such Global Securities may be exchanged in whole or in part for 7.5% Additional Securities registered, or any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the depositary for such Global Security or a nominee thereof; and

(4) whether such 7.5% Additional Securities shall be Transfer Restricted Securities.

(c) If any of the terms of any 7.5% Additional Securities are established by action taken pursuant to a Board Resolution, a copy thereof shall be delivered to the Trustee at or prior to the delivery of the Officers’ Certificate or the indenture supplemental to the Indenture setting forth the terms of the 7.5% Additional Securities.

(d) The 7.5% Initial Securities, the 7.5% Private Exchange Securities and the 7.5% Exchange Securities shall be considered collectively as a single class for all purposes of the Indenture. Holders of the 7.5% Initial Securities, the 7.5% Private Exchange Securities and the 7.5% Exchange Securities will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the 7.5% Initial Securities, the 7.5% Private Exchange Securities or the 7.5% Exchange Securities shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.

SECTION 2.05. Maturity, Interest and Principal. The 7.5% Securities will mature on June 1, 2015 and will bear interest at the rate of 7.5% per annum. The Company will pay interest on the 7.5% Securities semi-annually in arrears on each June 1 and December 1 (each, an “Interest Payment Date”), beginning on December 1, 2007 (except, in the case of 7.5% Additional Securities, as otherwise specified in the Company Order delivered pursuant to Section 2.04 of this Third Supplemental Indenture in respect thereof), to the Holders of record on the immediately preceding May 15 or November 15 (whether or not a Business Day), respectively (each, a “Regular Record Date”). Interest on the 7.5% Securities shall accrue (except, in the case of 7.5% Additional Securities, as otherwise specified in the Company Order delivered pursuant to Section 2.04 of this Third Supplemental Indenture in respect thereof) from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Interest on the 7.5% Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Payments of the principal of and interest on the 7.5% Securities shall be made in Dollars, and the 7.5% Securities shall be denominated in Dollars and in denominations of $2,000 and any integral multiple of $1,000 above that amount or no Dollars.

SECTION 2.06. Place and Method of Payment. The Place of Payment where the 7.5% Securities may be presented or surrendered for payment and where the principal of and interest and any other payments due on the 7.5% Securities are payable, and the place where the 7.5% Securities may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the 7.5% Securities and the Indenture may be served shall initially be the Corporate Trust Office of the Trustee, and, from and after such time, at such other office or agency of the Company as may be designated by it for such purpose. All payments on 7.5% Securities issued in the form of Global Securities shall be made by wire transfer of immediately available funds to the Depository. At the option of the Company, payment of interest on any Registered Security other than a Global Security may be made by check mailed on or before the due date to the address of the Person entitled thereto as such address shall appear in the Security Register.

SECTION 2.07. Security Registrar and Paying Agent. The Company initially appoints the Trustee to act as the Security Registrar and the Paying Agent.

SECTION 2.08. Optional Redemption. The 7.5% Securities shall not be redeemable at the option of the Company prior to maturity; provided, however, that the Company may, from time to time, purchase 7.5% Securities in the open market or otherwise from time to time.

SECTION 2.09. Redemption at the Option of Holder; Sinking Fund. The 7.5% Securities shall not be redeemable at the option of any Holder thereof. The 7.5% Securities shall not have the benefit of any sinking fund.

SECTION 2.10. Depository. The Company initially appoints The Depository Trust Company (“DTC”) to act as Depository with respect to the Global Securities.

SECTION 2.11. The Securities.

(a) Form and Dating. The 7.5% Initial Securities will be offered and sold by the Company pursuant to one or more Purchase Agreements. The 7.5% Initial Securities will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (ii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act (“Regulation S”). 7.5% Initial Securities may thereafter be transferred to, among others, QIBs, and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. 7.5% Initial Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global Securities in the form of Book-

Entry Securities (collectively, the “Rule 144A Global Security”), and Initial Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global securities in the form of Book-Entry Securities (collectively, the “Temporary Regulation S Global Security”), in each case without interest coupons and with the global securities legend and the applicable restricted securities legend set forth in Exhibit A hereto, which shall be deposited on behalf of the purchasers of the 7.5% Initial Securities represented thereby with the Securities Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. Except as set forth in this Section 2.11(a), beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, a permanent global security (the “Permanent Regulation S Global Security”, and together with the Temporary Regulation S Global Security, the “Regulation S Global Security”) or any other 7.5% Security prior to the expiration of the Distribution Compliance Period and then, after the expiration of the Distribution Compliance Period, may be exchanged for interests in a Rule 144A Global Security or the Permanent Regulation S Global Security only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

Beneficial interests in Temporary Regulation S Global Securities may be exchanged for interests in Rule 144A Global Securities if (1) such exchange occurs in connection with a transfer of 7.5% Securities in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Temporary Regulation S Global Security first delivers to the Trustee a written certificate (in a form satisfactory to the Trustee) to the effect that the beneficial interest in the Temporary Regulation S Global Security is being transferred to a Person (a) who the transferor reasonably believes to be a QIB, (b) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A, and (c) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

Beneficial interests in a Rule 144A Global Security may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Security, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if applicable) and that, if such transfer occurs prior to the expiration of the Distribution Compliance Period, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

The Rule 144A Global Security, the Temporary Regulation S Global Security and the Permanent Regulation S Global Security are collectively referred to herein as “Global Securities”. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(b) Book-Entry Provisions. This Section 2.11(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in accordance with this Section 2.11(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as custodian for the Depository.

Members of, or Participants in, the Depository (“Agent Members”) shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

(c) Definitive Securities. Except as provided in this Section 2.11 or Article IV, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.

SECTION 2.12. Defeasance and Covenant Defeasance. For the avoidance of doubt, Article Thirteen of the Original Indenture shall be applicable to the 7.5% Securities.

SECTION 2.13. Additional Event of Default. In addition to the Events of Default described in Section 5.01 of the Original Indenture, the acceleration of the maturity of any indebtedness for borrowed money of the Company or any Subsidiary (other than the 7.5% Securities) having an aggregate principal amount outstanding in excess of an amount equal to 5% of the Company’s Net Tangible Assets (if such acceleration is not rescinded or annulled, or such indebtedness shall not have been discharged, within 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding 7.5% Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a Notice of Default), shall also constitute an Event of Default with respect of the 7.5% Securities.

SECTION 2.14. Applicability. The provisions of this Article II shall apply only to the 7.5% Securities.

ARTICLE III

Additional Covenants

SECTION 3.01. Rule 144A Information. (a) Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Commission and provide the Trustee and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a registrant that is a U.S. corporation subject to such Sections, such information, documents and reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections and post such information, documents and other reports on the Company’s website.

(b) The Company shall furnish to Holders of the 7.5% Securities and to prospective investors, upon request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the 7.5% Securities are not freely transferable under the Securities Act.

SECTION 3.02. Applicability. The covenants set forth in Section 3.01 are being added to the Original Indenture and included herein solely for the benefit of the Holders of the 7.5% Securities.

ARTICLE IV

Transfer and Exchange

SECTION 4.01. Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Security Registrar with a request:

(x)	to register the transfer of such Definitive Securities; or

(y)	to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

(i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 4.02 of this

Third Supplemental Indenture or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

(A) if such Definitive Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

(B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or

(C) if such Definitive Securities are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the 7.5% Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 4.05(a) of this Third Supplemental Indenture.

SECTION 4.02. Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security or a Permanent Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

(i) certification, in the form set forth on the reverse of the 7.5% Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A, or (B) being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such 7.5% Security in reliance on Regulation S to a buyer who elects to hold its interest in such 7.5% Security in the form of a beneficial interest in the Permanent Regulation S Global Security; and

(ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (i)(A)) or Permanent Regulation S Global Security (in the case of a transfer pursuant to clause (i)(B)) to reflect an increase in the aggregate principal amount of the 7.5% Securities represented by the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of 7.5% Securities represented by the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities or Permanent Regulation S Global Securities, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate of the Company, a new Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, in the appropriate principal amount.

SECTION 4.03. Transfer and Exchange of Global Securities. (a) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with the Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Security Registrar a written order given in accordance with the Depository’s procedures containing information regarding the Participant account of the Depository to be credited with a beneficial interest in the Global Security. The Security Registrar shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

(b) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

(c) Notwithstanding any other provisions of the Indenture (other than the provisions set forth in Section 4.08 of this Third Supplemental Indenture), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(d) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 4.08 of this Third Supplemental Indenture, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such 7.5% Securities, such 7.5% Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 4.03 (including the certification requirements set forth on the reverse of the 7.5% Initial Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

SECTION 4.04. Restrictions on Transfer of Temporary Regulation S Global Securities. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred in accordance with the Applicable Procedures and only (i) to the Company, (ii) in an offshore transaction in accordance with Regulation S (other than a transaction resulting in an exchange for an interest in a Permanent Regulation S Global Security), or (iii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States.

SECTION 4.05. Legend.

(a) Except as permitted by the following paragraphs (b), (c) and (d), each 7.5% Security certificate evidencing the Global Securities (and all 7.5% Securities issued in exchange therefor or in substitution thereof):

(i) in the case of 7.5% Securities offered otherwise than in reliance on Regulation S, shall bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,

(III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE; and

(ii) in the case of 7.5% Securities offered in reliance on Regulation S, shall, in addition to the legends specified in clause (i) above, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

Each Definitive Security shall also bear the following additional legend:

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

(b) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Security Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated 7.5% Security that does not bear the legends set forth above and rescind any restriction on the transfer of such

Transfer Restricted Security, if the transferor thereof certifies in writing to the Security Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the 7.5% Security).

(c) After a transfer of any 7.5% Initial Securities or 7.5% Private Exchange Securities pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such 7.5% Initial Securities or 7.5% Private Exchange Securities, as the case may be, all requirements pertaining to legends on such 7.5% Initial Security or such 7.5% Private Exchange Security will cease to apply, the requirements requiring any such 7.5% Initial Security or such 7.5% Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated 7.5% Initial Security or 7.5% Private Exchange Security or an 7.5% Initial Security or 7.5% Private Exchange Security in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such 7.5% Initial Securities or 7.5% Private Exchange Securities upon exchange of such transferring Holder’s certificated 7.5% Initial Security or 7.5% Private Exchange Security or directions to transfer such Holder’s interest in the Global Security, as applicable.

(d) Upon the consummation of a Registered Exchange Offer with respect to the 7.5% Initial Securities, all requirements pertaining to such 7.5% Initial Securities that 7.5% Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such 7.5% Initial Securities that do not exchange their 7.5% Initial Securities, and 7.5% Exchange Securities in certificated or global form, in each case without the restricted securities legends set forth in Exhibit A hereto will be available to Holders that exchange such 7.5% Initial Securities in such Registered Exchange Offer.

(e) Upon the consummation of a Private Exchange with respect to the 7.5% Initial Securities, all requirements pertaining to such 7.5% Initial Securities that 7.5% Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such 7.5% Initial Securities that do not exchange their 7.5% Initial Securities, and 7.5% Private Exchange Securities in global form with the global securities legend and the applicable restricted securities legend set forth in Exhibit A hereto will be available to Holders that exchange such 7.5% Initial Securities in such Private Exchange.

SECTION 4.06. Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, purchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated 7.5% Securities, purchased or canceled, the principal amount of 7.5% Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

SECTION 4.07. No Obligation of the Trustee. (a) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a Participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any Participant or member thereof, with respect to any ownership interest in the 7.5% Securities or with respect to the delivery to any Participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such 7.5% Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the 7.5% Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, Participants and any beneficial owners.

(b) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any 7.5% Security (including any transfers between or among Participants of the Depository, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 4.08. Definitive Securities. (a) A Global Security is exchangeable for Definitive Securities only if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registrable or (iii) there shall have occurred and be continuing an “Event of Default” with respect to the 7.5% Securities.

(b) Any Global Security that is exchangeable for Definitive Securities pursuant to Section 4.08(a) above will be exchanged for Definitive Securities in authorized denominations and registered in such names as DTC or any successor depositary holding such Global Security may direct. Subject to the foregoing, a Global Security is not exchangeable, except for a Global Security of like denomination to be registered in the name of DTC or any successor depositary or its nominee. In the event that a Global Security becomes exchangeable for Definitive Securities, (i) Definitive Securities will be issued only in fully registered form in denominations of $2,000 and any integral multiple of $1,000 above that amount; (ii) payment of principal of, and premium, if any, and interest on, the Definitive Securities will be payable, and the transfer of the Definitive Securities will be registerable, at the office or agency of the Company maintained for such purposes; and (iii) no service charge will be made for any registration of transfer or exchange of the Definitive Securities, although the Company may require payment of a sum sufficient to cover any tax or governmental charge imposed in connection therewith.

SECTION 4.09. Obligation with Respect to Transfers and Exchanges of 7.5% Securities. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Security Registrar’s or co-registrar’s request.

SECTION 4.10. Applicability. The provisions of this Article IV shall apply only to the 7.5% Securities.

ARTICLE V

Miscellaneous

SECTION 5.01. Ratification of Original Indenture; Third Supplemental Indenture Part of Original Indenture. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Third Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder of 7.5% Securities shall be bound hereby.

For the avoidance of doubt, and notwithstanding anything in the First Supplemental Indenture or the Second Supplemental Indenture to the contrary, each of Sections 7.04, 10.05, 10.06 and 10.07 and those terms and their respective meanings assigned thereto that are referred to solely in such Sections, in each case as set forth in the Original Indenture as in effect immediately prior to the “Acceptance” referred to in the First Supplemental Indenture, shall be covenants of the Company in the Original Indenture solely for the benefit of Holders of 7.5% Securities and each other series of Securities otherwise benefited thereby immediately after such “Acceptance” so referred to, and shall for all purposes be deemed provisions of the Original Indenture with respect to the 7.5% Securities.

SECTION 5.02. Concerning the Trustee. The recitals contained herein and in the 7.5% Securities, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the 7.5% Securities.

SECTION 5.03. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 5.04. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 5.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 5.06. Benefits under Third Supplemental Indenture, etc. Nothing in this Third Supplemental Indenture or the 7.5% Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the 7.5% Securities, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this Third Supplemental Indenture or the 7.5% Securities.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

DYNEGY HOLDINGS INC.

by	/s/ Charles C. Cook
Name: Charles C. Cook
Title: Senior Vice President and Treasurer

WILMINGTON TRUST COMPANY, as Trustee

by	/s/ James J. McGinley
Name: James J. McGinley
Title: Authorized Signer

EXHIBIT A

[Face of 7.5% Security]

DYNEGY HOLDINGS INC.

7.5% Senior Unsecured Notes Due 2015

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF DTC (OR A NOMINEE OF DTC). THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

[[FOR REGULATION S GLOBAL NOTE ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

[Restricted Securities Legend for 7.5% Securities offered otherwise than in reliance on Regulation S]

[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]

[Restricted Securities Legend for 7.5% Securities offered in reliance on Regulation S.]

[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]

[Temporary Regulation S Global Security Legend]

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE SECURITIES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND

CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE WILL NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.

BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL NOTE MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL NOTE, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH RULE 144A AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL NOTE FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL NOTE IS BEING TRANSFERRED (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

BENEFICIAL INTERESTS IN A RULE 144A GLOBAL NOTE MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN THE REGULATION S GLOBAL NOTE, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE).

[Definitive Securities Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

DYNEGY HOLDINGS INC.

7.5% Senior Unsecured Notes Due 2015

No.	[144A CUSIP: 26816LAY8]
[REGS CUSIP: U2676AAH6]

Dynegy Holdings Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________ or registered assigns, the principal sum of _____________________ DOLLARS ($____________) on June 1, 2015 and to pay interest thereon from May 24, 2007 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2007, at the rate of 7.5% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of the principal of and interest on Securities of this series issued in the form of Global Securities shall be made by wire transfer of immediately available funds to the Depository. All payments of the principal of and interest on Securities of this series issued in the form of Definitive Securities will initially be made at the Corporate Trust Office of the Trustee, or, from and after such time, such other office or agency of the Company as may be designated by it for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. All payments of principal or interest shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name by its Chairman of the Board, President, Treasurer or Chief Financial Officer, manually or by a facsimile of his signature, and its corporate seal (or a facsimile thereof) to be hereunto affixed and the same to be attested by its Secretary or an Assistant Secretary, all either manually or in facsimile.

Dated:

DYNEGY HOLDINGS INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY, as Trustee

By
AUTHORIZED OFFICER

Reverse of 7.5% Senior Unsecured Note

This Senior Unsecured Note is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 26, 1996, and as amended and restated on March 23, 1998, and as further amended and restated on March 14, 2001 and as supplemented by the First Supplemental Indenture dated as of July 25, 2003, the Second Supplemental Indenture dated as of April 12, 2006 and the Third Supplemental Indenture, dated as of May 24, 2007 (as so amended, restated and supplemented, the “Indenture”), between the Company and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, unlimited as to principal amount.

The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of May 24, 2007, between the Company and the initial purchasers named therein (the “Registration Rights Agreement”). Capitalized terms used in this paragraph but not defined herein have the meanings assigned to them in the Registration Rights Agreement. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with the Commission on or prior to the 90th day after the Issue Date, (ii) if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 180th day after the Issue Date, (iii) if obligated to file a Shelf Registration Statement because applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer, a Shelf Registration Statement is not declared effective by the SEC on or prior to the 180th day after the Issue Date, (iv) if the Exchange Offer is not consummated on or before the 40th day after the Exchange Offer Registration Statement is declared effective, (v) if obligated to file the Shelf Registration Statement because of circumstances described in Section 2(a), 2(a)(iii), 2(a)(iv) of the Registration Rights Agreement, the Company fails to file the Shelf Registration Statement with the SEC on or prior to the 30th day (the “Shelf Filing Date”) after the date on which the obligation to file a Shelf Registration Statement arises, or (vi) after the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, such Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in the preceding clauses (i) through (vi) a “Registration Default”), interest (the “Additional Interest”) shall accrue (in addition to stated interest on the Securities of this series) from and including the date on which the first such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, at a rate per annum equal to 0.25% of the principal amount of the Securities of this series; provided, however, that such rate per annum shall increase by 0.25% per annum from and including the 90th day after the first such Registration Default (and each successive 90th day thereafter) unless and until all Registration Defaults have been cured; provided further, however, that in no event shall the Additional Interest accrue at a rate in excess of 1.0% per annum. The Additional Interest will be payable in cash semiannually in arrears each June 1 and December 1.

The Securities of this series are not subject to any sinking fund. The Securities shall not be redeemable at the option of any Holders thereof.

The Securities shall not be redeemable at the option of the Company prior to maturity; provided, however, that the Company may, from time to time, purchase the Securities in the open market or otherwise from time to time.

The Indenture contains provisions for defeasance of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein which provisions apply to this Security.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency herein, prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 above that amount. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee or any agent shall be affected by notice to the contrary.

Each Holder of this Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

Except as set forth in the second paragraph of this Reverse of 7.5% Senior Unsecured Notes, all terms used in this Security which are defined in the Indenture shall have the same meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this 7.5% Senior Unsecured Note Due 2015 (this “7.5% Security”), fill in the form below:

I or we assign and transfer this 7.5% Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this 7.5% Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this 7.5% Security.

In connection with any transfer of any of the 7.5% Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such 7.5% Securities and the last date, if any, on which such 7.5% Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such 7.5% Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

to the Company; or

1.	pursuant to an effective registration statement under the Securities Act of 1933; or

2.	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

3.	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

4.	pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

Unless one of the boxes is checked, the Trustee will refuse to register any of the 7.5% Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the 7.5% Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this 7.5% Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to

Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
Notice: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $[            ]. The following increases or decreases in this Global Security have been made:

Date of Increase or Decrease	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Remaining Principal Amount of this Global Security Following such Decrease or Increase	Signature of Authorized Signatory of Trustee or Custodian

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